UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2021

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SilverBow Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	001-8754	20-3940661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

920 Memorial City Way, Suite 850

Houston, Texas 77024

(Address of Principal Executive Offices)

(Zip Code)

(281) 874-2700

(Registrant’s Telephone Number, Including Area Code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On November 12, 2021, SilverBow Resources, Inc. (“SilverBow Resources” or the “Company”), as borrower, the guarantors party thereto (the “Guarantors”), JPMorgan Chase Bank, N.A., as administrative agent (the “First Lien Agent”), and the other lenders party thereto entered into the Eighth Amendment to First Amended and Restated Senior Secured Credit Agreement (the “Eighth Amendment”). The Eighth Amendment amends the First Amended and Restated Senior Secured Credit Agreement, dated as of April 19, 2017 (as previously amended and as further amended by the Eighth Amendment, the “Credit Agreement”), by and among the Company, the Administrative Agent, JPMorgan Chase Bank, N.A., as sole lead arranger and sole bookrunner, Bank of America, N.A., Canadian Imperial Bank of Commerce, New York Branch, Fifth Third Bank, National Association, KeyBank National Association and Truist Bank, as syndication agents, Capital One, National Association, and BOKF, N.A. dba Bank of Texas, as documentation agents, and the other lenders party thereto.

Among other things, the Eighth Amendment (i) redetermined the Borrowing Base (as defined in the Credit Agreement) from $300 million to $460 million as part of the regularly scheduled semi-annual redetermination, which Borrowing Base is subject to a limitation on availability pending the consummation of an acquisition previously disclosed to the lenders; (ii) increased the maximum credit amounts from $600 million to $1 billion; (iii) consented to a $50 million redemption of the second lien notes so long as it occurs on or prior to February 15, 2022 and (iv) modified certain other terms of the Credit Agreement, including as set forth immediately below.

The Eighth Amendment includes revisions to effectuate the replacement of LIBOR with either an adjusted term secured overnight financing rate (“Term SOFR”) or an adjusted daily simple SOFR (“Daily Simple SOFR”), such that interest is payable at a variable rate based on Term SOFR, Daily Simple SOFR or the prime rate, determined at SilverBow Resources’ election at the time of the borrowing, plus an applicable margin rate.

The foregoing is qualified in its entirety by reference to the Eighth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Note Purchase Agreement

On November 12, 2021, the Company entered into the Second Amendment to the Note Purchase Agreement (the “Second Amendment”) among the Company, as issuer, U.S. Bank National Association, as agent and collateral agent (the “Second Lien Agent”), the guarantors party thereto and certain holders that are a party thereto. Upon the satisfaction of certain conditions to effectiveness, including the $50 million redemption of the second lien notes on or prior to February 15, 2022, the Second Amendment will amend the Note Purchase Agreement, dated as of December 15, 2017 (as previously amended and as further amended by the Second Amendment, the “Note Purchase Agreement”).

Upon effectiveness, the Second Amendment will among other things modify the terms of the Note Purchase Agreement, including to (i) extend the maturity date from December 15, 2024 to December 15, 2026; (ii) reduce the permitted ratio of Total Net Indebtedness to EBITDA (each as defined in the Note Purchase Agreement) from 4.50 to 1.00 to (A) 3.50 to 1.00 for the fiscal quarters ending on or before December 31, 2021 and (B) 3.25 to 1.00 commencing with the fiscal quarter ending March 31, 2022 and for any fiscal quarter thereafter; (iii) implement a Minimum Asset Coverage Ratio of 1.25 to 1.00 tested on a quarterly basis; (iv) extend the call protection schedule by twelve months and (v) increase the mortgage coverage and title requirements from 85% to 90%, which is consistent with the Credit Agreement.

The foregoing is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

On November 15, 2021, the Company issued a press release announcing the Eighth Amendment to the Credit Agreement and Second Amendment to the Note Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8‑K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or as otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1

Eighth Amendment to First Amended and Restated Senior Secured Revolving Credit Agreement effective as of November 12, 2021, by and among SilverBow Resources, Inc., as borrower, JPMorgan Chase Bank, N.A., as administrative agent, the guarantors party thereto and certain lenders party thereto

10.2

Second Amendment to Note Purchase Agreement dated as of November 12, 2021, by and among SilverBow Resources, Inc., as issuer, U.S. Bank National Association, as agent and collateral agent, the guarantors party thereto and the purchasers party thereto.

99.1	SilverBow Resources, Inc. press release dated November 15, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SilverBow Resources, Inc.

Date: November 12, 2021	By:	/s/ Christopher M. Abundis
Christopher M. Abundis
Executive Vice President, Chief Financial Officer and General Counsel

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